NATIONS FUNDS TRUST
Nations MidCap Growth Fund

Supplement dated April 11, 2003
to Prospectuses dated August 1, 2002, as supplemented

            The prospectuses for Nations MidCap Growth Fund are hereby supplemented to indicate that on or about February 24, 2003, BACAP's Small&MidCap Growth Strategies Team replaced BACAP's Growth Strategies Team as the portfolio management team that is responsible for making the day-to-day investment decisions for the Fund.